                                                                   EXHIBIT 99.1

CHAPTER 11 OPERATING ORDER FORM                                  BUSINESS BA-01

          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC. NO. 02-85553-JAC-11     MONTH ENDING 4/30/03

             File for Each Month by the 15th of the Following Month

                         BUSINESS DEBTOR'S AFFIRMATIONS

         AS THE RESPONSIBLE PARTY FOR THE DEBTOR IN POSSESSION, I AFFIRM THAT THE RESPONSES TO THE QUESTIONS BELOW ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF:

         1.       (A)      YES   X    NO          All Post-petition business taxes are paid.
                               -----     -----

                  (B)      YES        NO          All Post-petition individual taxes are paid.
                               -----     -----

                  If no, the following taxes have not been paid since the filing of the petition:

                  TYPE OF TAX                                                               AMOUNT
                                                                                            $
                  -----------------------------------------------------------------------   ---------------------------------------
                                                                                            $
                  -----------------------------------------------------------------------   ---------------------------------------
                                                                                            $
                  -----------------------------------------------------------------------   ---------------------------------------
                                                                                            $
                  -----------------------------------------------------------------------   ---------------------------------------
                                                                                            $
                  -----------------------------------------------------------------------   ---------------------------------------

         2.                YES   X    NO          Adequate insurance on all property including
                               -----     ------   fire, theft, liability, collision, casualty,
                                                  and workman's compensation (if applicable)
                                                  is currently in full force and effect.

                           If no, enter:    TYPE                                                                      not in force.
                                                 -------------------------------------------------------------------

                                            TYPE                                                                      not in force.
                                                 -------------------------------------------------------------------

         3.                YES   X    NO          New books and records were opened and are being maintained daily.
                               -----     -----

         4.                YES        NO   X      New bank accounts were opened.
                               -----     -----

         5.                YES   X    NO          Bank accounts are reconciled.
                               -----     -----

         6.                YES   X    NO          I have otherwise complied with all
                               -----     -----    requirements of the Chapter 11 Operating Order.

         7.                YES   X    NO          All financial statements filed with the
                               -----     -----    Bankruptcy Clerk's office are prepared in
                                                  accordance with generally accepted
                                                  accounting principles.

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

PHONE NO. (216) 774-6000                 /s/ William Neitzke - President
                                         --------------------------------------
                                         RESPONSIBLE PARTY
DATE: 5/13/2003

CHAPTER 11 OPERATING ORDER FORM                                  BUSINESS BA-02

          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC. NO. 02-85553-JAC-11     MONTH ENDING 4/30/03
                        Attach Business Forms BA-02 (A-D)
             File for Each Month by the 15th of the Following Month

                            BUSINESS DEBTOR'S

                CASH RECEIPTS & DISBURSEMENTS                                                   INCOME STATEMENT
                -----------------------------                                                   ----------------
CASH ON HAND (Beginning) of month is the same                           1.    REVENUE FROM TOTAL
figure as Cash on Hand (End) of last month.                                   SALES & LEASE PAYMENTS                   $  62,782.27
                                                                                                                       ------------
A .    CASH ON HAND                             $ 217,470.35
                                                ------------            2.    LESS COST OF THOSE
                                                                              SALES                                              --
B.     RECEIPTS:                                                              (Cost of materials,                      ------------
                                                                              Labor, etc)
       Accounts Receivable from
       Form BA-02 (A)-Line II (C)                         --            3.    EQUALS GROSS
                                                ------------                  PROFIT (1 minus 2)                          62,782.27
                                                                                                                       ------------
       Cash Sales & Lease Receipts                 62,782.27
                                                ------------            4.    LESS OPERATING
                                                                              EXPENSES                                    12,294.72
       Sale of Property                                                                                                ------------
       (Not in ordinary course
                                                ------------            5.    EQUALS NET PROFIT
                                                                              OR LOSS FROM
        of business)                                                          OPERATIONS
                                                                              (3 minus 4)                                 50,487.55
       Other                                                                                                           ------------
                -----------------------------   ------------
       Deposits in Transit *                                            6.    NON-OPERATING
                             ----------------   ------------                  INCOME/EXPENSES
                                                                              (LIST SPECIFIC
C.     TOTAL RECEIPTS                              62,782.27                  INCOME/EXPENSES)
       (total of B)                             ------------
                                                                              Court Fees                                   8,000.00
D.     BUSINESS DISBURSEMENTS                                                                                          ------------
       FROM FORM BA-02 (B)                        129,728.52                  Professional fees                          103,433.80
                                                ------------                                                           ------------
                                                                              Outside services                             6,000.00
E.    SURPLUS OR DEFICIT                          (66,946.25)                                                          ------------
             (C minus D)                        ------------            7.    EQUALS NET PROFIT
                                                                              OR NET LOSS
F.     CASH ON HAND (End)                                                     (5 plus or minus 6)                       $(66,946.25)
               (A plus E)                       $ 150,524.10                                                            ------------
                                                ------------

* Deposits received in bank lock box but not credited to A/R until detail received in February.

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                         /s/ William Neitzke - President
                                         --------------------------------------
DATE: 5/13/2003                          RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                                  BUSINESS BA-02

          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC. NO. 02-85553-JAC-11     MONTH ENDING 4/30/03
                        Attach Business Forms BA-02 (A-D)
             File for Each Month by the 15th of the Following Month

                                BUSINESS DEBTOR'S

           CASH RECEIPTS & DISBURSEMENTS
           -----------------------------

CASH ON HAND (Beginning) of month is the same figure as Cash on Hand (End) of last month.

PAYROLL ACCOUNT

A.   CASH ON HAND                               $  28.88
                                                --------

B.   RECEIPTS:
     Deposits to Payroll Account
                                                --------

     Cash Sales                                       --
                                                --------

     Sale of Property                                 --
                                                --------
     (Not in ordinary course
       of business)

     Other                                            --
           -------------------------------      --------
                                                      --
     -------------------------------------      --------

C.   TOTAL RECEIPTS
     (total of B)                                     --
                                                --------

D.   BUSINESS DISBURSEMENTS
     Payroll Checks Cleared
                                                --------

E.   SURPLUS OR DEFICIT
            (C minus D)                               --
                                                --------

F.   CASH ON HAND (End)
                           (A plus E)           $  28.88
                                                --------

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                         /s/ William Neitzke, President
                                         --------------------------------------
DATE: 5/13/2003                          RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-02 (A)

          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC. NO. 02-85553-JAC-11     MONTH ENDING 4/30/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

                      BUSINESS DEBTOR'S ACCOUNTS RECEIVABLE

I.       NO ACCOUNTS RECEIVABLE WERE COLLECTED THIS MONTH.                                                X   (Check if true.)
                                                                                                        -----

II.      COLLECTION OF ACCOUNTS RECEIVABLE THIS MONTH:

         A.       Amount collected this month on accounts
                  receivable charged and paid this month                                                $  --
                                                                                                        -----

         B.       Amount collected this month on accounts
                  receivable charged in prior months                                                    $  --
                                                                                                        -----

         C.       TOTAL collected this month on accounts receivable                                     $  --
                                                                                                        -----

         III.     PENDING accounts receivable as of the end of this month. SEE ATTACHED SCHEDULE.

                     ENTITY             0-30 DAYS          31-60 DAYS           61-90 DAYS           OVER 90             TOTAL
                     ------             ---------          ----------           ----------           -------             -----

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------

                  --------------     --------------      --------------      --------------      --------------      --------------
                     TOTALS          $           --      $           --      $           --      $           --      $           --
                                     --------------      --------------      --------------      --------------      --------------

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                         /s/ William Neitzke - President
                                         --------------------------------------
DATE:  5/13/2003                         RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (B)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME: MARTIN INDUSTRIES, INC.    NO. 02-85553-JAC-11   MONTH ENDING 4/30/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
                     BUSINESS DEBTOR'S ACTUAL DISBURSEMENTS
================================================================================

 ACCOUNTING                                                                          $        --
                                                                                      ----------
 ADVERTISING                                                                                  --
                                                                                      ----------
 AUTOMOBILES/VEHICLES (repairs & maintenance)                                                 --
                                                                                      ----------
 COMMISSIONS/CONTRACT LABOR                                                                   --
                                                                                      ----------
 INSURANCE (TOTAL)                                                                   $        --
                                                                                      ----------
              AUTO                                              $         -
                                                                 ----------
              LIABILITY                                                  --
                                                                 ----------
              LIFE                                                       --
                                                                 ----------
              MEDICAL                                                    --
                                                                 ----------
              CASUALTY                                                   --
                                                                 ----------
              FIRE & THEFT                                               --
                                                                 ----------
              WORKMAN'S COMP                                             --
                                                                 ----------
              OTHER                                                      --
                    -----------------------                      ----------

 INTEREST PAID                                                                       $        --
                                                                                      ----------
 INVENTORY PURCHASED
                                                                                      ----------
 LEGAL                                                                                        --
                                                                                      ----------
 POSTAGE                                                                                      --
                                                                                      ----------
 RENT/LEASE PAYMENTS ON REAL ESTATE                                                           --
                                                                                      ----------
 REPAIRS & MAINTENANCE                                                                  5,638.13
                                                                                      ----------
 SALARIES/WAGES PAID
                                                                                      ----------
 SECURED LOAN PAYMENTS [ENTER FROM BA-02 (C)]                                                 --
                                                                                      ----------
 SUPPLIES (TOTAL)                                                                    $        --
                                                                                      ----------
              OFFICE                                            $        --
                                                                 ----------
              OPERATING
                                                                 -----------
 TRAVEL & ENTERTAINMENT                                                              $        --
                                                                                      ----------
 TAXES  [ENTER FROM BA-02 (D)]                                                                --
                                                                                      ----------
 UNSECURED LOAN PAYMENTS                                                                      --
                                                                                      ----------
 UTILITIES (TOTAL)                                                                   $  6,656.59
                                                                                      ----------
               ELECTRICITY                                      $  5,748.59
                                                                 ----------
               GAS                                                       --
                                                                 ----------
               TELEPHONE                                                 --
                                                                 ----------
               WATER                                                     --
                                                                 ----------
               OTHER                                                 908.00
                     ----------------------                      ----------

 OTHER BUSINESS DISBURSEMENTS                                                        $117,433.80
                                                                                      ----------
               EMPLOYEE REIMBURSEMENTS                          $        --
                                                                 ----------
               GARNISHMENTS                                     $        --
                                                                 ----------
               OUTSIDE SERVICES                                 $  6,000.00
                                                                 ----------
               PROFESSIONAL SERVICES                            $103,433.80
                                                                 ----------
               OTHER
                                                                 ----------
               BANKRUPTCY COURT FEES                            $  8,000.00
                                                                 ----------
               BUILDING SECURITY                                $        --
                                                                 ----------

TOTAL BUSINESS DISBURSEMENTS                                                         $129,728.52
                                                                                      ----------

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                               /s/ William Neitzke - President
                                               --------------------------------
DATE:_________5/13/2003                        RESPONSIBLE PARTY

 CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-02 (C)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME: MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11    MONTH ENDING 4/30/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
              BUSINESS DEBTOR'S LOAN PAYMENTS TO SECURED CREDITORS
================================================================================

               There are no secured debts.
    -----------
               (Check if true.)

               No secured loan payments have been paid during this period.
    -----------
               (Check if true.)

               List all secured creditors and their status below:

   -----------------------------------------------------------------------------------------------------------------------------
          CREDITOR             COLLATERAL               Date Paid           Payment            Payment           *Payments
                                                                             Amount             Amount               in
                                                                              Due                Made             Arrears
   -----------------------------------------------------------------------------------------------------------------------------
        AmSouth Bank          A/R, Inventory, M&E                       $
   -----------------------------------------------------------------------------------------------------------------------------
         M-TIN, LLC            Real Estate
   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

         * Number of post-petition payments in arrears

===============================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                               /s/ William Neitzke - President
                                               ---------------------------------
DATE:_______5/13/2003                           RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (D)
================================================================================
         UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME: MARTIN INDUSTRIES, INC.    NO. 02-85553-JAC-11   MONTH ENDING 4/30/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
                         BUSINESS DEBTOR'S TAX PAYMENTS
================================================================================

    A.   WITHHELD TAXES FOR EACH PAYROLL PERIOD

         --------------------------------------------------------------------------------------------------------------------
                                                               FICA 941
               Payroll            Payroll          -----------------------------             State               Local
               Date               Amount            Amount Due           Amount              Income              Income
                                                                       Deposited
         --------------------------------------------------------------------------------------------------------------------
                                                                              --                 --                  --
         --------------------------------------------------------------------------------------------------------------------
                                      --                   --                 --                 --                  --
         --------------------------------------------------------------------------------------------------------------------
                                      --                   --                 --                 --                  --

         --------------------------------------------------------------------------------------------------------------------
                                      --                   --                 --                 --                  --
         --------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------
               Total                  --                   --                 --                 --                  --
         --------------------------------------------------------------------------------------------------------------------


    B.   UNEMPLOYMENT TAXES FOR EACH PAYROLL PERIOD

         -------------------------------------------------------------------------------------------------------------------
                                                               FUTA 940                               State
               Payroll            Taxable           ----------------------------
                 Date             Payroll           Amount Due           Amount
                                                                       Deposited
         --------------------------------------------------------------------------------------------------
                                       --                   --                --                         --
         --------------------------------------------------------------------------------------------------
                                       --                   --                --                         --          --
         --------------------------------------------------------------------------------------------------
                                       --                   --                --                         --          --
         --------------------------------------------------------------------------------------------------
                                       --                   --                --                         --          --
         --------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------
               Total                   --                   --                --                         --          --
         -------------------------------------------------------------------------------------------------------------------

    C.   OTHER TAXES (SPECIFY TYPE: EXCISE, SALES, ETC.
         INCLUDING INCOME TAXES DUE AND PAID QUARTERLY)

         --------------------------------------------------------------------------------------------------------------------
                                   DUE                                                        PAID
         --------------------------------------------------------------------------------------------------------------------
               Date                Type               Amount              Date                Type               Amount
         --------------------------------------------------------------------------------------------------------------------
                                                                                                --                 --
         --------------------------------------------------------------------------------------------------------------------
                                                                                                --                 --
         --------------------------------------------------------------------------------------------------------------------
                                                                                                --                 --
         --------------------------------------------------------------------------------------------------------------------
                                                                                                --                 --
         --------------------------------------------------------------------------------------------------------------------
                                                                                                --                 --
         --------------------------------------------------------------------------------------------------------------------
                                                                                                                   --
         --------------------------------------------------------------------------------------------------------------------
                                                                                                                   --
         --------------------------------------------------------------------------------------------------------------------
                                                                                                                   --
         --------------------------------------------------------------------------------------------------------------------
                                                                                                                   --
         --------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------
               Total                                     --                                                        --

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                            /s/ William Neitzke - President
                                    --------------------------------------------
DATE:_______  5/13/2003             RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-03

================================================================================
           UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================


CASE NAME: MARTIN INDUSTRIES, INC.    NO.  02-85553-JAC-11  MONTH ENDING 4/30/03
                         Attach Business Form BA-03 (A)
             File for Each Month by the 15th of the Following Month
================================================================================
                         BUSINESS DEBTOR'S BANK ACCOUNTS
             (All accounts must be listed whether dormant or active)
================================================================================


                                      Account No.                   Statement                        Pre-petition
    Bank, Credit Union              (Check, Save,                    Balance      Statement             Account
       S & L, Etc.                    CD, Etc.)                         $            Date                Y or N
    ------------------              -------------                  -----------    ---------          -------------
     AmSouth Bank                      0010012710                           --    3/31/2003                  Y
     AmSouth Bank                      0033761132                    11,675.63    3/31/2003                  N
     AmSouth Bank                      0033761175                   138,848.47    3/31/2003                  N
     AmSouth Bank                      0087083027                        28.88    3/31/2003                  Y


                                                        GROSS PAYROLL
                                        (Wages, Salaries, Commissions, Bonuses, Etc.)
===========================================================================================================================
     Officer #1 (Name)                                                                       Amount:   $                 --
                                ------------------------------------------------                     ----------------------
     Officer #2 (Name)                                                                                 $                 --
                                ------------------------------------------------                     ----------------------
     Other Office (Name)                                                                               $                 --
                                ------------------------------------------------                     ----------------------
     Employees (Number)                                                                                $                 --
                                ------------------------------------------------                     ----------------------
     Employees (Relatives)                                                                             $                 --
                                ------------------------------------------------                     ----------------------
     Name                                                                                              $                 --
                                ------------------------------------------------                     ----------------------
     Name                                                                                              $                 --
                                ------------------------------------------------                     ----------------------

===========================================================================================================================
                                                 INVENTORY (IF APPLICABLE)
===========================================================================================================================


                                                                                                     ----------------------
     Inventory - Beginning of Month (COST)
                                                                                -------------------------------------------
     Inventory - Purchased this Month - CASH
                                                                                ---------------------
     Inventory - Purchased this Month - CREDIT                                    $                --
                                                                                ---------------------
     Inventory - Sold this Month                                                  $                --
                                                                                -------------------------------------------
     Inventory - End of Month (COST)                                                                   $                 --
                                                                                                     ----------------------

===========================================================================================================================
                                      PAYMENTS MADE TO PRE-PETITION UNSECURED CREDITORS
===========================================================================================================================

                      X      A.  No payments on pre-petition debts have been made this month.
                 -----------
                             B.  The following payments have been made this month to unsecured
                 -----------     creditors whose debts were incurred prior to the filing of this case.



              Creditor                                            Amount                Date                 Reason
     ----------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------

===========================================================================================================================


    I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                        /s/ William Neitzke - President
                                        ----------------------------------------
                                            RESPONSIBLE PARTY

DATE:                       5/13/2003
     -----------------------

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-03 (A)
================================================================================
             UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME: MARTIN INDUSTRIES, INC.    NO. 02-85553-JAC-11  MONTH ENDING 4/30/03
                         Attach to Business Form BA-03
             File for Each Month by the 15th of the Following Month
================================================================================
                    BUSINESS DEBTOR'S POST-PETITION ACCOUNTS PAYABLE
================================================================================
                    CHECK A or B

               A.  All operating expenses since the beginning of this case
    -----------    have been paid.

                   Therefore, there are no post-petition accounts payable.

         X     B.  Post-petition accounts payable are:
    -----------


    ---------------------------------------------------------------------------------------------------------------------------
                                                  0 - 30            31 - 60          61 - 90         OVER 90
                   ENTITY OWED                     DAYS              DAYS             DAYS            DAYS            TOTAL
    ---------------------------------------------------------------------------------------------------------------------------
    BOWNE OF ATLANTA                             3,000.00                                                            3,000.00
    ---------------------------------------------------------------------------------------------------------------------------
    CT CORP                                        760.00                                                              760.00
    ---------------------------------------------------------------------------------------------------------------------------
    BUSINESS WIRE                                  600.00                                                              600.00
    ---------------------------------------------------------------------------------------------------------------------------
    A D T SECURITY SYSTEMS INC                                                           327.00                        327.00
    ---------------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL                                                                            67.00                         67.00
    ---------------------------------------------------------------------------------------------------------------------------
    COMPETITIVE WASTE                              200.00                                                              200.00
    ---------------------------------------------------------------------------------------------------------------------------
    BELLSOUTH / AT&T                                                                  40,000.00                     40,000.00
    ---------------------------------------------------------------------------------------------------------------------------
    FEDERAL EXPRESS                                                                   10,000.00                     10,000.00
    ---------------------------------------------------------------------------------------------------------------------------
    SHEFFIELD POWER WATER & GAS                                                        6,000.00                      6,000.00
    ---------------------------------------------------------------------------------------------------------------------------
    ATHENS UTILITIES                                                                  84,000.00                     84,000.00
    ---------------------------------------------------------------------------------------------------------------------------
    SAFETY KLEEN                                                                       6,215.00                      6,215.00
    ---------------------------------------------------------------------------------------------------------------------------
    BRADLEY ARANT                               72,000.00                                                           72,000.00
    ---------------------------------------------------------------------------------------------------------------------------
    UNSECURED ATTORNEY                          25,000.00                                                           25,000.00
    ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                           --

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
      TOTALS                                 $ 101,560.00           $      --     $  146,609.00      $       --   $248,169.00
    ---------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================


    I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.
                                               /s/ William Neitzke - President
                                               --------------------------------
                                               RESPONSIBLE PARTY
DATE:                              5/13/2003
     ---------------------------